                                                                    Exhibit 10.5

                              EXCHANGE AGREEMENT
                              ------------------

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of August 29,
                               ---------
2001, by and between VOXWARE, INC., a Delaware corporation  (the "Company"),
                                                                  --------
with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and Castle Creek Technology Partners, LLC, a Delaware limited liability company (the "Purchaser") with principal offices
                                         ----------
located at 111 W. Jackson Blvd., Suite 2020, Chicago, Illinois 60604.

                                    RECITALS
                                    --------

     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities
                                                                   ----------
Act").
---

     B. The Purchaser and the Company desire that the Purchaser exchange all outstanding shares of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Stock") held by the Purchaser as of the
                             --------------
Effective Time (as defined below) for an equal number of shares of the
Company's Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Stock"), the terms of which are set forth in a Certificate of
 --------------
Designations, Preferences and Rights (the "Series B Designation") filed with the
                                           --------------------
Secretary of State of the State of Delaware in the form attached hereto as Exhibit "A ".
------------


     C. Contemporaneously with the effective time of the Exchange (the "Effective Time"), certain terms of the Securities Purchase Agreement between
---------------
the parties hereto dated as of April 19, 2001 (the "April 2001 Securities
                                                    ---------------------
Purchase Agreement") as specified below shall be amended and, contemporaneously
------------------
with the execution of this Agreement; (i) certain terms of the Registration Rights Agreement between the parties hereto dated as of April 19, 2001 (the "Registration Rights Agreement") as specified below shall be amended; (ii) an
------------------------------
amended and restated warrant in the form attached hereto as Exhibit "B" (the
                                                            -----------
"New Warrant") shall be issued to the Purchaser and the warrant to purchase
------------
2,142,000 shares of Common Stock (as defined below) issued pursuant to the April 2001 Securities Purchase Agreement (the "April 2001 Warrant") shall be
                                               ------------------
cancelled; and (iii) the warrant issued to the Purchaser on August 15, 2000 (the "August 2000 Warrant") shall be amended as provided below.
 -------------------

     D. The Company is contemporaneously with the execution of this Agreement issuing a warrant to purchase 708,656 shares of Common Stock (the "Remedy
                                                                   ------
Warrant" and, collectively with the New Warrant, the "Warrants") pursuant to
-------                                               --------
Section 2.3 of the Registration Rights Agreement in the form attached hereto as Exhibit "C".
-----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                      EXCHANGE AND ISSUANCE OF SECURITIES

     1.1. Exchange. Effective at the Effective Time without the requirement of
          --------
any further action by any party all shares of Series A Stock held by Purchaser shall be deemed cancelled and an equal number of shares of Series B Stock shall be deemed issued. The Purchaser shall promptly after the Effective Time surrender all certificates for shares of Series A Stock to the Company and the Company no later than two Business Days after receipt of such certificates shall issue as of the date on which the Effective Time occurs certificates for an equal number of shares of Series B Stock.

     1.2. Effective Time. The Effective Time shall be the time at which the New
          --------------
Registration Statement (as defined in Section 4.2 below) is declared effective by the United States Securities and Exchange Commission (the "SEC").
                                                              ---

     1.3. Warrant Exchange. Contemporaneously with the execution of this
          ----------------
Agreement, the New Warrant is being issued to the Purchaser and the Purchaser is surrendering the April 2001 Warrant to the Company for cancellation.

     1.4. Remedy Warrant. Contemporaneously with the execution of this
          --------------
Agreement, the Remedy Warrant is being issued to the Purchaser.

                                  ARTICLE II
                  PURCHASERS' REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as follows:

     2.1. Purchase for Own Account. The Purchaser is acquiring the shares of
          ------------------------
Series B Stock, the Warrants and the shares of the Company's common stock, par value $0.001 per share (the "Common Stock") issued upon conversion of or as
                             ------------
dividends upon the Series B Stock (the "Conversion Shares") and upon exercise of
                                        -----------------
the Warrants (the "Exercise Shares" and collectively with the Series B Stock,
                   ---------------
the Warrants, and the Conversion Shares, the "Securities") for its own account
                                              ----------
and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales that are registered under the Securities Act. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this
Section 2.1, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and other applicable state securities laws.

     2.2.  Transfer or Resale. The Purchaser understands that (i) except as
           ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof or as otherwise may be permissible under the Securities Act);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     2.3.  Legends. The Purchaser understands that, subject to Article V hereof,
           -------
the certificates for the Series B Stock and the Warrants and, until such time as the Conversion Shares and Exercise Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise, may be sold by the Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Conversion Shares and Exercise Shares will bear a restrictive legend (the "Legend") in the following form:
                                            ------

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Except for the Legend in accordance with this Section 2.3 and Section 5.1 hereof, the Securities shall bear no other legend.

     2.4.  Authorization; Enforcement. This Agreement has been duly and validly
           --------------------------
authorized, executed and delivered on behalf of the Purchaser and to a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

                                ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser that:

     3.1.  Organization and Qualification; Series B Designation.  The Company
           ----------------------------------------------------
and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Series B Designation in the form of Exhibit A hereto has been duly filed with the Secretary of State. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any
                                        -----------------------
material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, the New Warrant and the Registration Rights Agreement (collectively, the "Investment Agreements").
                              ---------------------

     3.2.  Authorization; Enforcement.  (a) The Company has the requisite
           --------------------------
corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series B Stock and Warrants in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares and Exercise Shares, in accordance with the terms and conditions of the Series B Stock and Warrants, respectively; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series B Stock and Warrants, the reservation for issuance and issuance of the number of the Conversion Shares and Exercise Shares initially issuable pursuant to the conversion of the Series B Stock and the exercise of the Warrants, respectively) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares and Exercise Shares in accordance with the Registration Rights Agreement); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors= rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3.  Issuance of Shares, etc. The Series B Stock, the Warrants, the
           -----------------------
Conversion Shares and Exercise Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares and Exercise Shares, in accordance with the terms of the Series B Stock and the Warrants, respectively) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived. No events have occurred prior to the date hereof which trigger anti-dilution adjustments with respect to the Series A Stock, except as reflected in the April 2001 Securities Purchase Agreement.

     3.4. No Conflicts. The execution, delivery and performance of each of this
          ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series B Stock and the Warrants and the reservation for issuance of the Conversion Shares and the Exercise Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5. Acknowledgment Regarding Purchaser=s Acquisition of the Securities.
          ------------------------------------------------------------------
The Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company is "arms-length", and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchaser contained herein, is not advice or a recommendation, is merely incidental to the Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.6. No Brokers. The Company has taken no action which would give rise to
          ----------
any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

     3.7. Acknowledgment of Dilution. The potential number of Conversion Shares
          --------------------------
and Exercise Shares issuable to the Purchaser may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potential dilative effect. The board of directors of the Company has concluded in its good faith business judgment that the issuance of the Securities as contemplated hereby is in the best interests of the Company. The Company acknowledges that its obligation to issue the Conversion Shares and Exercise Shares in accordance with the terms of the Series B Designation and the Warrants, respectively, is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

                                   ARTICLE IV
                       AMENDMENTS TO SECURITIES PURCHASE
                AGREEMENT AND REGISTRATION RIGHTS AGREEMENT, ETC

     4.1.  Amendment to April 2001 Securities Purchase Agreement. The April 2001
           -----------------------------------------------------
Securities Purchase Agreement shall be amended effective as of the Effective Time without the requirement of any further action by any party to delete subsections (c) and (d) of Section 4.15 thereof and to change the references to Series A Preferred Stock in Sections 4.7(d) and 4.15 thereof to Series B Stock.

     4.2.  Amendment to Registration Rights Agreement. The Registration Rights
           ------------------------------------------
Agreement is hereby amended effective as of the date of this Agreement to require that: (a) the Company shall file as soon as practicable but in any event on or prior to

August 30, 2001 (which date shall be a "Filing Deadline" as that term is used in
                                        ---------------
the Registration Rights Agreement) a Registration Statement on Form S-2 (the "New Registration Statement") covering the resale of 6,807,653 shares of Common
 --------------------------
Stock (subject to reduction on a one-for-one basis for any shares of Common Stock issuable pursuant to conversions of Series A Stock after the date hereof and prior to the Effective Time) and (b) the Company shall file as soon as practical after each issuance of an Additional Share Warrant pursuant to subsection (a) or (b) of Section 4.15 of the April 2001 Securities Purchase Agreement, but in any event by 20 days after such issuance (which date shall be a Filing Deadline) a Registration Statement on Form S-3 (if that Form is then available; if not, on Form S-2) covering the resale of the number of shares initially issuable upon exercise of the applicable Additional Share Warrant (an "Additional Registration Statement"). The New Registration
             ---------------------------------
Statement and each Additional Registration Statement shall be declared effective by the ninetieth (90th) day following filing (which date shall be a "Registration Deadline"). The Company shall be obligated to comply with its
 ---------------------
obligations under the Registration Rights Agreement, as amended hereby, with respect to the New Registration Statement and each Additional Registration Statement, including without limitation its obligation to make payments in the event of a Registration Failure or a Registration Suspension and to file an amendment or new Registration Statement in accordance with the provisions of
Section 3.2 of the Registration Rights Agreement if the number of shares registered is insufficient as a result of subsequent anti-dilution adjustments.

     4.3  Amendment to August 2000 Warrant. The August 2000 Warrant is hereby
          --------------------------------
amended effective as of this date of this Agreement to delete Section 4(d) thereof in its entirety.

     4.4. Report on Form 8-K. The Company agrees to file a Current Report on
          ------------------
Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain as exhibits this Agreement and the Series B Designation.

     4.5. Restriction on Other Registrations. During the period beginning on the
          ----------------------------------
date hereof and ending at the Effective Time, the Company shall not permit any registration statement filed by it or entities that it controls to be declared effective by the SEC.

     4.6  Inclusion for Quotation. The Conversion Shares and Exercise Shares
          -----------------------
shall be included for quotation or listed on each principal market on which the Common Stock is now traded or is traded in the future.

     4.7  Limitation on Conversions.  Purchaser agrees to limit conversions of
          -------------------------
Series B Stock so that the aggregate number of shares of Common Stock issued upon such conversions does not exceed 3,456,997 (subject to reduction on a one-for-one basis for any shares of Common Stock issuable pursuant to conversions of Series A Stock after the date hereof and prior to the Effective
Time).

                                   ARTICLE I
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1. Removal of Legend. The Legend shall be removed and the Company shall
          -----------------
issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to each Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2. Transfer Agent Instructions. The Company shall instruct its transfer
          ---------------------------
agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares and Exercise Shares in accordance with the terms of the Series B Stock and New Warrant, as applicable. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.2 hereof in the case of the Conversion Shares prior to registration under the Securities Act, will be given by the Company to its transfer agent and, subject to applicable law, the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser=s obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of the Purchaser or obligations of the Company, if (i) the Purchaser provides the Company with an opinion of counsel, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (ii) the Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Conversion Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser in order to effect such a transfer or sale.

          (b) Purchaser shall exercise its right to convert the Series B Stock by faxing an executed and completed Form of Notice of Conversion to the Company, and delivering within two (2) business days thereafter, the original Notice of Conversion (and the related share certificate) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a completed Notice of Conversion to Purchase is faxed in accordance with the provisions of the Series B Stock shall be deemed an "Conversion Date." The Company will transmit the
                            ---------------
certificates representing the Common Stock issuable upon conversion of any Series B Stock (together with a certificate evidencing shares not converted) to the Purchaser via express courier as soon as practicable, but no later than three (3) business days after the Conversion Date (each such delivery date, is referred to herein as a "Delivery Date"). For purposes of this Agreement,
                         -------------
conversion of Series B Stock shall be deemed to have been made immediately prior to the close of business on the Conversion Date. The Purchaser shall exercise the New Warrant in accordance with the terms of the New Warrant.

          (c) In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of Series B Stock or exercise of the New Warrant, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on
                           ---
the written request of the Purchaser, who shall have previously instructed the Purchaser's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC")
                                                                        ----
system no later than the applicable Delivery Date.

                                  ARTICLE VI
                         GOVERNING LAW; MISCELLANEOUS

     6.1. Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware without regard to choice of laws or conflict of laws principles thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser=s right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     6.2. Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     6.3. Headings. The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     6.4. Severability. If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     6.5. Scope of Agreement; Amendments. This Agreement and the documents and
          ------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     6.6. Notice. Any notice herein required or permitted to be given under the
          ------
terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                              If to the Company:

                              VOXWARE, INC.
                              Lawrenceville Office Park
                              P.O. Box 5363
                              Princeton, New Jersey 08543
                              or
                              168 Franklin Corner Road
                              Suite 3
                              Lawrenceville, NJ 08648
                              Attn: Nicholas Narlis
                              Telephone No.: (609) 514-4100
                              Facsimile No.: (609) 514-4101
                              with copies to:

                              Hale and Dorr LLP
                              650 College Road East
                              Princeton, NJ 08540
                              Attn: William J. Thomas
                              Telephone No.: (609) 750-7654
                              Facsimile No.: (609) 750-7700

                              If to the Purchaser:

                              CASTLE CREEK TECHNOLOGY PARTNERS LLC
                              c/o Castle Creek Partners, LLC, Investment Manager 111 W. Jackson Blvd.
                              Suite 2020
                              Chicago, Illinois 60604
                              Attn: Thomas A. Frei
                                    Managing Director
                              Telephone No. (312) 499-6916
                              Facsimile No. (312) 499-6999

                              with copies to:

                              Wolf, Block, Schorr and Solis-Cohen LLP
                              1650 Arch Street - 22/nd/ Floor
                              Philadelphia, Pennsylvania 19103-2097
                              Attn: Jason Shargel, Esq.
                              Telephone No.: (215) 977-2216
                              Facsimile No.: (215) 405-3816

     Each party shall provide notice to the other party of any change in address.

     6.7. Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

     6.8. Third Party Beneficiaries. This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     6.9. Survival. The representations and warranties, covenants and agreements
          --------
in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser.

     6.10. Public Filings; Publicity. On the same day as the Company files the
           -------------------------
Form 8-K required pursuant to Section 4.3, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchaser shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchaser with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     6.11. Further Assurances. Each party shall do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.12. Remedies, Characterizations, Other Obligations, Breaches and
           ------------------------------------------------------------
Injunctive Relief. The remedies provided in this Agreement shall be cumulative
-----------------
and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     6.13. Failure or Indulgence Not Waiver. No failure or delay on the part of
           --------------------------------
a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     6.14. Termination. In the event that the Effective Time shall not have
           -----------
occurred on or before December 31, 2001, time being of the essence, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     6.15. Joint Participation in Drafting. Each party to this Agreement has
           -------------------------------
participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK]]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

     COMPANY:

     VOXWARE, INC.

     By:  /s/ Nicholas Narlis
        ----------------------------
        Nicholas Narlis
        Senior Vice President and CFO


     PURCHASER:

     CASTLE CREEK TECHNOLOGY PARTNERS LLC

     By: Castle Creek Partners, L.L.C.
     Its: Investment Manager

     By: /s/ Michael Spolan
        ----------------------------
     Name:  Michael Spolan
     Title: Managing Director

     Address:  111 W. Jackson Blvd.
               Suite 2020
               Chicago, Illinois 60604
               Telephone: 312-499-6900

     Copy to:

               Wolf, Block, Schorr and Solis-Cohen LLP
               1650 Arch Street - 22/nd/ Floor
               Philadelphia, Pennsylvania  19103-2097
               Attn.: Jason Shargel, Esq.
               Telephone: (215) 977-2216
               Facsimile: (215) 405-3816

     VOID AFTER 5:00 P.M., NEW YORK CITY
     TIME, ON APRIL 19, 2002



     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                    Right to Purchase 2,142,000 Shares of
                                    Common Stock
Date: August 29, 2001

                                 VOXWARE, INC.
                         COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC or its registered assigns (the "Holder"), is entitled to purchase from VOXWARE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, Two Million One Hundred Forty-Two Thousand (2,142,000) fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an exercise price (the "Exercise Price") per share of Common Stock equal to One Dollar and Twenty-Five Cents ($1.25), subject to appropriate adjustment in the event of a stock split, stock dividend, merger, reclassification or similar event and subject to adjustment as provided in
Section 3(d) below. The term "Warrant" means this warrant. The term "Warrants" means this Warrant and any warrants issued upon full or partial transfer of this Warrant in accordance with its terms. The shares of Common Stock issuable upon the exercise of this Warrant are referred to as the "Exercise Shares." This Warrant is subject to the following terms, provisions and conditions:

     1.   Manner of Exercise; Issuance of Exercise Shares. Subject to the
          -----------------------------------------------
provisions hereof, including, without limitation, the limitations contained in Sections 2 and 8 hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment of the Exercise Price to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company. The Exercise Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Exercise Shares as set forth above or, if such date is not a business date, on the next succeeding business day. The Exercise Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding two (2) Trading Days, after this Warrant shall have been so exercised (the "Delivery Period").

     2.   Period of Exercise. This Warrant shall be exercisable at any time and
          ------------------
from time to time during the period from the date of initial issuance of this Warrant (the "Issue Date") until 5:00 p.m. New York City time April 19, 2002 (the "Expiration Date"). The period beginning on the Issue Date and ending on the Expiration Date is referred to herein as the "Exercise Period."

     3.   Mandatory Exercise.
          -------------------

          (a) On no more than three (3) occasions during the Exercise Period (each a "Mandatory Exercise Date"), the Company may, at its sole discretion, but subject to satisfaction (or waiver) of all of the conditions set forth in
Section 3(c) hereof, require the Holder to exercise this Warrant in accordance with the terms set forth below (a "Mandatory Exercise"). No Mandatory Exercise may occur prior to the date (the "Effective Date") on which the registration statement (the Registration Statement") that is required to be filed pursuant to
Section 2.1 of the Registration Rights Agreement dated as of April 19, 2001 between the Company and the Holder (the "Registration Rights Agreement") is declared effective by the Securities Exchange Commission ("SEC"). The initial Mandatory Exercise may not occur until the Holder has sold at least ninety-five percent (95%) of the shares of Common Stock acquired by it pursuant to the Securities Purchase Agreement dated as of April 19, 2001 between the Company and the Holder (the "Securities Purchase Agreement"). The second and third Mandatory Exercises may not occur until the Holder has sold at least ninety-five percent (95%) of the shares of Common Stock acquired by it pursuant to the preceding Mandatory Exercise. The Holder shall give written notice (a "Sale Notice") to the Company within three (3) Trading Days after it has sold at least ninety-five percent (95%) of the Common Stock acquired by it pursuant to the Securities Purchase Agreement or the first two Mandatory Exercises, as applicable. No Mandatory Exercise shall occur earlier than the first Trading Day of the calendar month immediately following the calendar month in which the applicable Sale Notice was given.

          (b) In order to cause a Mandatory Exercise, the Company must first deliver to the Holder, on the date that is five (5) Trading Days prior to the applicable Mandatory Exercise Date, a written notice (the "Mandatory Exercise Notice"). The Mandatory Exercise Notice shall set forth the Mandatory Exercise Date to which it relates and the number of shares of Common Stock to be subject to the Mandatory Exercise (subject to the limitations set forth in Section 3(e) below) and shall state that, as of the date of such Mandatory Exercise Notice (the "Mandatory Exercise Notice Date"), all conditions to such Mandatory Exercise have been met. On each Mandatory Exercise Date, the Company shall issue to the Holder the number of Exercise Shares specified in the applicable Mandatory Exercise Notice (subject to the limitations set forth in Section 3(e) below) and the Holder shall pay the Exercise Price (determined in accordance with Section 3(d) below) in cash, by certified check or official bank check or by wire transfer to the account of the Company.

          (c) The Holder's obligation to purchase the Exercise Shares pursuant to a Mandatory Exercise is conditioned upon the satisfaction by the Company (or waiver by the Holder) of each of the following events:

               (i) the Company shall have purchased contemporaneously with the Mandatory Exercise (which purchase is in compliance with applicable Delaware corporate law) for cash from the Holder (unless the Holder declines such purchase in writing) at the Per Share Price a number of shares of the Company's Series B Convertible Preferred Stock (the "Series B Shares") equal to: (A) twenty percent (20%) of the aggregate Exercise Price to be paid upon the applicable Mandatory Exercise Date, divided by (B) the Per Share Price. The "Per Share Price" shall be equal to One Thousand Dollars ($1,000) plus accrued and unpaid dividends through the date of payment on such Series B Share.

               (ii) the Registration Statement shall have been available to the Holder at all times from the Effective Date up to and including the Mandatory Exercise Date for the resale of all Registrable Securities, as defined in the Registration Rights Agreement;

               (iii) the representations and warranties of the Company set forth in the Securities Purchase Agreement shall be true and correct in all material respects as of the Mandatory Exercise Notice Date and the Mandatory Exercise Date as if made on such dates;

               (iv) the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Certificate of Designations (as defined in the Securities Purchase Agreement) and all other agreements to which both the Company and the Holder are parties that are required to be complied with or performed by the Company on or before the Mandatory Exercise Date;

               (v) the Company shall have delivered to the Holder on the Mandatory Exercise Date a certificate, signed by an officer of the Company, certifying that the conditions set forth in this Section 3(c) have been fulfilled as of the Mandatory Exercise Notice Date and/or the Mandatory Exercise Date, as applicable, it being understood that the Holder may rely on such certificate as though it were a representation and warranty of the Company made in the Securities Purchase Agreement and, in the event of any breach thereof, shall be entitled to the same remedies as may be available to the Holder in the event of a breach of any such representation or warranty;

               (vi) the Company shall have delivered to the Holder an opinion of Counsel for the Company dated as of the Mandatory Exercise Date, in substantially the form set forth on Exhibit A;

               (vii) the Company shall have delivered to the Holder on the Mandatory Exercise Date a duly executed certificate representing the number of Exercise Shares determined in accordance with Sections 3(b) and 3(e);

               (viii) the Exercise Shares shall be included for quotation on the OTC Bulletin Board or on a national securities exchange or on the Nasdaq Stock Market and no suspension of trading in the Common Stock on such market shall have occurred during the thirty (30) Trading Day period preceding the applicable Mandatory Exercise Date;

               (ix) the Company's revenues shall equal at least Five Hundred Thousand Dollars ($500,000) ($375,000 for the quarter ended March 31, 2001) for the last completed fiscal quarter for which such revenues have been publicly announced by a press release or a filing with the SEC as of the applicable Mandatory Exercise Notice Date.

               (x)    [Intentionally omitted]

               (xi) there shall have been no Change in Control Transaction (as defined in Section 4(d)(i) below).

          (d) The Exercise Price for a Mandatory Exercise shall equal Eighty Percent (80%) of the Market Price (as defined in Section 4(d)(ii) below) on the applicable Mandatory Exercise Date.

          (e) The number of shares of Common Stock subject to a Mandatory Exercise shall not exceed the least of:

               (i) a number of shares of Common Stock that would result in an aggregate Exercise Price for any Mandatory Exercise equal to Five Hundred Thousand Dollars ($500,000);

               (ii)   the number of unexercised Exercise Shares; and

               (iii) the number of shares of Common Stock permitted to be issued on the applicable Mandatory Exercise Date pursuant to Section 8 below.

     4.   Certain Agreements of the Company. The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a)  Certain Actions Prohibited. The Company will not, by amendment of
               --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

          (b)  Consolidation; Merger. In case of any consolidation of the
               ---------------------
Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder hereof will have the right to acquire and receive upon exercise of this Warrant in lieu of the Exercise Shares immediately theretofore acquirable upon the exercise of this Warrant, such securities, cash or assets as may be issued or payable with respect to or in exchange for the Exercise Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any instrument or securities thereafter deliverable upon the exercise of this Warrant.

          (c)  Notices. In case at any time:
               -------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Holder hereof.

          (d)  Certain Definitions.
               -------------------

               (i) A "Change in Control Transaction" will be deemed to have occurred if (A) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for twenty percent (20%) or more of the Company's Common Stock), (B) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Securities Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, (C) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, or (D) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, (E) the execution by the Company of an agreement to which the Company is a party or by which it is bound providing for an event set forth in (A), (B), (C) or (D) above, or pursuant to which the Common Stock is to be converted or reclassified into other securities, cash or property, or (F) the public announcement of a pending transaction of the type set forth in (A), (B), (C) (D) or (E) above which has not been abandoned or terminated.

               (ii) "Market Price," as of any date, means the average of three lowest intra-day sale prices for the shares of Common Stock on the then principal market for the Common Stock as reported by Bloomberg Financial Markets ("Bloomberg") during the period of ten consecutive Trading Days ending on the Trading Day immediately preceding such date. Notwithstanding anything contained in the foregoing, in no event shall the Market Price as of any date be greater than the lowest intra-day bid price on the Trading Day immediately prior to such date.

               (iii) "Trading Day" means a day on which the principal United States securities exchange or trading market where the Common Stock is then listed or traded as reported by Bloomberg is open for trading.

     5.        Transfer, Exchange, Redemption and Replacement of Warrant.
               ---------------------------------------------------------

          (a)  Restriction on Transfer. This Warrant and the rights granted to
               -----------------------
the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 5(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 5(f) hereof and to the provisions of Section
2.6 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 6 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          (b)  Warrant Exchangeable for Different Denominations. This Warrant is
               ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 5(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase Exercise Shares, which may be purchased hereunder, each of such new Warrants to represent the right to purchase Exercise Shares at the Exercise Price therefor as shall be designated by the Holder hereof at the time of such surrender.

          (c)  Replacement of Warrant. Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d)  Cancellation; Payment of Expenses. Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 5, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 5. The Company shall indemnify and reimburse the Holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

          (e)  Warrant Register. The Company shall maintain, at its principal
               ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Transfer or Exchange Without Registration. If, at the time of the
               -----------------------------------------
surrender of this Warrant in connection with any transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Exercise Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion), (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

     6.   Registration Rights. The initial Holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Exercise Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     7.   Notices. Any notices required or permitted to be given under the terms
          -------
of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Voxware Inc.
               Lawrenceville Office Park
               P.O. Box 5363
               Princeton, New Jersey 08543
               Facsimile: (609) 514 4101
               Attn: Nicholas Narlis
               with a copy simultaneously transmitted by like means to:

               Hale and Dorr LLP
               650 College Road East
               Princeton, NJ 08540
               Facsimile: (609) 750-7700
               Attn: William J. Thomas

If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 7.

     8.   Additional Restriction on Exercise. Notwithstanding anything to the
          ----------------------------------
contrary contained herein, this Warrant shall not be exercisable by the Holder or subject to a Mandatory Exercise by the Company to the extent (but only to the extent) that such exercise by the Holder or Mandatory Exercise would result in the Holder being the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, shall be determined in accordance with Section 13(d) of the Exchange Act and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 8 shall apply to each successive Holder.

     9.   Miscellaneous.
          -------------

          (a)  Amendments. This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holders of a majority in interest of the Warrants.

          (b)  Descriptive Headings. The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     10.  Governing Law; Jurisdiction. This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                        VOXWARE, INC.


                                        By: /s/ Nicholas Narlis
                                           -------------------------------------
                                           Nicholas Narlis
                                           Senior Vice President and CFO

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)


To:  Voxware, Inc.
     Lawrenceville Office Park
     P.O. Box 5363
     Princeton, New Jersey 08543
     Facsimile: (609) 514 4101
     Attn: Nicholas Narlis

     The undersigned hereby irrevocably exercises the right to purchase _______ shares of Common Stock of Voxware, Inc., a corporation organized under the laws of the State of Delaware, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of the shares obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests the delivery of the shares to the undersigned at its listed below:


Dated:_________________                    _____________________________________
                                           Signature of Holder

                                           _____________________________________
                                           Name of Holder (Print)
                                           Address:
                                           _____________________________________
                                           _____________________________________
                                           _____________________________________

                              FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth hereinbelow, to:

Name of Assignee                   Address                      Number of Shares
----------------                   -------                      ----------------



, and hereby irrevocably constitutes and appoints _____________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, 2001

In the presence of

_____________________

                                 Name: ____________________________


                                    Signature: ________________________________
                                    Title of Signing Officer or Agent (if any):
                                              _________________________________
                                    Address:  _________________________________
                                              _________________________________


                                    Note: The above signature should correspond
                                          exactly with the name on the face of
                                          the within Warrant.

                             EXHIBIT A TO WARRANT


                                    [Date]

Castle Creek Technology Partners LLC

c/o Castle Creek Partners, L.L.C.

77 West Wacker Drive, Suite 4040

Chicago, Illinois 60601


     Re:  Voxware, Inc.

Ladies and Gentlemen:

     This opinion is being furnished pursuant to Section 3(c)(vi) of the Common Stock Purchase Warrant dated as of August 29, 2001 (the "Warrant"), issued by Voxware, Inc., a Delaware corporation (the "Company"), to Castle Creek Technology Partners LLC, a Delaware limited liability company (the "Purchaser"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Warrant.

     We have acted as counsel to the Company in connection with the preparation, execution and delivery of the Warrant. As such counsel, we have examined and are familiar with and have relied upon the following documents:

     (a) the Certificate of Incorporation and By-laws, each as amended to date, of the Company;

     (b) a Certificate of the Secretary of State of the State of Delaware, dated [Date], attesting to the continued legal existence and corporate good standing of the Company in Delaware (the "Domestic Certificate");

     (c) a Certificate of the Secretary of State of the State of New Jersey, dated [Date], attesting to the good standing and due qualification of the Company to transact business in New Jersey (the "Foreign Qualification Certificate");

     (d)  the Warrant;

     (e) an Officer's Certificate from the Company, dated as of the date hereof (the "Officer's Certificate"), attesting to the Company's Certificate of Incorporation and By-laws, certain resolutions adopted by the Board of Directors of the Company, the incumbency of certain officers of the Company, and to certain other matters; and

Castle Creek Technology Partners LLC
[Date]
Page 2

     (f) such other records of meetings, documents, instruments and certificates (including but not limited to certificates of public officials and officers of the Company) as we have considered necessary for purposes of this opinion.

     In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the completeness of all corporate and stock records provided to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

     In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Company and upon the representations and warranties made by the Company in the Warrant. We have not attempted to verify independently such facts, although nothing has come to our attention which has caused us to question the accuracy of such certificates or representations and warranties.

     Any reference herein to "our knowledge," or to any matter "known to us", "coming to our attention" or "of which we are aware", or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to the transaction to which this opinion relates (including the preparation of the Warrant and the transactions contemplated thereby) of the existence or absence of any facts which would contradict our opinions and statements set forth herein. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. Without limiting the foregoing, we have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body, agency or other filing office in any jurisdiction.

     For purposes of this opinion, we have assumed that the Warrant have been duly authorized, executed and delivered by all parties thereto other than the Company, and that all such other parties have all requisite power and authority to effect the transactions contemplated by the Warrant. We have also assumed that the Warrant is the valid and binding obligation of each party thereto other than the Company and is enforceable against such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or compliance of any party to the Warrant other than the Company.

     Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no

Castle Creek Technology Partners LLC
[Date]
Page 3

opinion as to the availability of any equitable or specific performance remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. We are expressing no opinion herein with respect to compliance by the Company with state securities or "blue sky" laws, or with any state or federal securities antifraud laws.

     We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of the Company, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of the Warrant on the validity or enforceability of any other provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of the Warrant may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.

     Our opinions expressed in paragraph 1 below, insofar as they relate to the due organization, valid existence, due qualification and good standing of the Company, are based solely on the Domestic Certificate and the Foreign Qualification Certificate and are limited accordingly, and, as to such matters, our opinions are rendered as of the respective dates of such certificates. We express no opinion as to the tax good standing of the Company in any jurisdiction.

     Our opinion expressed in paragraph 2 below as to the issued and outstanding shares of capital stock of the Company and outstanding convertible securities, warrants, options or other rights of the Company is based solely on information received from the Company's transfer agent, which we assume to be complete and accurate, and on the Officer's Certificate.

     For purposes of our opinions in paragraphs 5 and 6 below, we have relied upon representations made by the Purchaser in Article II of the Securities Purchase Agreement, dated as of April 19, 2001 (the "Agreement"), by and between the Company and the Purchaser and have assumed (without any independent investigation) the accuracy of such representations. For purposes of our opinions in paragraphs 5 and 6 below, we have also assumed that in connection with the offer and sale of securities to the Purchaser, neither the Company nor any person acting on its behalf has engaged in any form of "general solicitation or general advertising" within the meaning contemplated by Rule 502 (c) of Regulation D.

     Our opinion in paragraph 7 below is based solely on the Officer's Certificate and is rendered as of the date of such certificate.

Castle Creek Technology Partners LLC
[Date]
Page 4

     We are opining herein solely as to the state laws of the State of New Jersey, the Delaware General Corporation Law statute and the federal laws of the United States of America. To the extent that any other laws govern any of the matters as to which we are opining below, we have assumed, with your permission and without independent investigation, that such laws are identical to the state laws of the State of New Jersey, and we express no opinion as to whether such assumption is reasonable or correct. We note that the Warrant states that it is governed by Delaware law.

     For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the Company of its obligations under the Warrant will be identical to the facts and law governing its performance on the date of this opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Warrant, and to carry out the transactions contemplated by the Warrant. The Company is duly qualified to do business and is in good standing in the State of New Jersey.

     2. The authorized capital stock of the Company on the date hereof consists of (i) [______________] shares of Common Stock, $.001 par value per share (the "Common Stock"), and (ii) [__________] shares of Preferred Stock, $.001 par value per share, of which [_______] shares have been designated as Series B Convertible Preferred Stock (the "Series B Stock"). As of the date hereof, without giving effect to the transactions contemplated by the Agreement, there are (i) [___________] shares of Common Stock of record issued and outstanding and (ii) [_________] shares of Series B Stock of record issued and outstanding. To our knowledge, there are no outstanding convertible securities, warrants, options or other rights to acquire any stock of the Company, or to acquire any such convertible securities, warrants, options or other rights, except for (i) the Purchased Securities and convertible securities, warrants, options or other rights listed on Schedule A hereto. [To be updated at time of delivery]. The delivery of certificates for the Exercise Shares to the Purchaser, pursuant to the exercise of the Warrant, are not subject to any preemptive rights arising under the Delaware General Corporation Law statute or set forth in the Certificate of Incorporation or By-laws of the Company or, to our knowledge, any other preemptive right, right of first refusal or other similar right created under any contract to which the Company is a party which rights have not been waived.

     3. The issuance and delivery by the Company of the Exercise Shares and the repurchase of shares pursuant to Section 3(c)(i) of the Warrant

Castle Creek Technology Partners LLC
[Date]
Page 5

          have been duly authorized by all necessary corporate action on the part of the Company. When issued in accordance with the provisions of the Warrant, the Exercise Shares will be duly and validly issued, fully paid and non-assessable.

     4. Except for applicable blue sky filings and as may be required to register the Exercise Shares pursuant to the Registration Rights Agreement, no authorizations or approvals of, and no filings with any governmental or regulatory authority are necessary or required for the issuance and delivery of the Exercise Shares and the repurchase of shares pursuant to Section 3(c)(i) of the Warrant.

     5. The issuance and delivery by the Company of the Exercise Shares and the repurchase of shares pursuant to Section 3(c)(i) of the Warrant do not (a) violate the provisions of any U.S. federal or New Jersey state law, rule or regulation applicable to the Company or the Delaware General Corporation Law statute; (b) violate the provisions of the Company's Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party and which is listed as an Exhibit to the Company's [SEC Documents][To be updated to most recent SEC Documents prior to delivery].

     6.   Based in part on the representations of each of the Purchaser in
          Article II of the Agreement, the offer, issuance and sale of the Exercise Shares pursuant to the Warrant are exempt from registration under the Securities Act of 1933, as amended.

     7. To our knowledge, except as identified on Schedule B hereto, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

     This opinion is provided to the Purchaser as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

     This opinion is rendered only to the Purchaser and is solely for the benefit of the Purchaser in connection with the transactions contemplated by the Warrant. This opinion

Castle Creek Technology Partners LLC
[Date]
Page 6

may not be relied upon by the Purchaser for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose without our prior written consent.

                                                       Very truly yours,


                                                       HALE AND DORR LLP

                                                                       EXHIBIT C
                                                                     to Exchange
                                                                       Agreement


     VOID AFTER 5:00 P.M., NEW YORK CITY
     TIME, ON August 28, 2011


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                    Right to Purchase 708,656 Shares of
                                    Common Stock
Date: August 29, 2001

                                 VOXWARE, INC.
                         COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC or its registered assigns (the "Holder"), is entitled to purchase from VOXWARE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, Seven Hundred and Eight Thousand Six Hundred Fifty-Six (708,656) fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an exercise price (the "Exercise Price") per share of Common Stock equal to One Cent ($0.01), subject to appropriate adjustment in the event of a stock split, stock dividend, merger, reclassification or similar event. The term "Warrant" means this warrant. The term "Warrants" means this Warrant and any warrants issued upon full or partial transfer of this Warrant in accordance with its terms. The shares of Common Stock issuable upon the exercise of this Warrant are referred to as the "Exercise Shares." This Warrant is subject to the following terms, provisions and conditions:

     1.  Manner of Exercise; Issuance of Exercise Shares.  Subject to the
         -----------------------------------------------
provisions hereof, including, without limitation, the limitations contained in Sections 2 and 8 hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment of the Exercise Price to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company. The Exercise Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Exercise Shares as set forth above or, if such date is not a business date, on the next succeeding business day. The Exercise Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding two (2) Trading Days, after this Warrant shall have been so exercised (the "Delivery Period").

     2.  Period of Exercise.  This Warrant shall be exercisable at any time and
         ------------------
from time to time during the period from the date of initial issuance of this Warrant (the "Issue Date") until 5:00 p.m. New York City time on August 28, 2011 (the "Expiration Date"). The period beginning on the Issue Date and ending on the Expiration Date is referred to herein as the "Exercise Period."

     3.  Intentionally Omitted.
         ----------------------

     4.  Certain Agreements of the Company.  The Company hereby covenants and
         ---------------------------------
agrees as follows:

         (a)  Certain Actions Prohibited.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         (b)  Consolidation; Merger. In case of any consolidation of the Company
              ---------------------
with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder hereof will have the right to acquire and receive upon exercise of this Warrant in lieu of the Exercise Shares immediately theretofore acquirable upon the exercise of this Warrant, such securities, cash or assets as may be issued or payable with respect to or in exchange for the Exercise Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any instrument or securities thereafter deliverable upon the exercise of this Warrant.

         (c)  Notices.  In case at any time:
              -------

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Holder hereof.

              (d)    Definition. "Trading Day" means a day on which the
                     ----------
principal United States securities exchange or trading market where the Common Stock is then listed or traded as reported by Bloomberg is open for trading.

     5.       Transfer, Exchange, Redemption and Replacement of Warrant.
              ---------------------------------------------------------

         (a)  Restriction on Transfer.  This Warrant and the rights granted to
              -----------------------
the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 5(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 5(f) hereof and to the provisions of Section
2.6 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.
Notwithstanding anything to the contrary contained herein, the registration rights described in Section 6 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

         (b)  Warrant Exchangeable for Different Denominations. This Warrant is
              ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 5(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase Exercise Shares, which may be purchased hereunder, each of such new Warrants to represent the right to purchase Exercise Shares at the Exercise Price therefor as shall be designated by the Holder hereof at the time of such surrender.

         (c)  Replacement of Warrant.  Upon receipt of evidence reasonably
              ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d)  Cancellation; Payment of Expenses.  Upon the surrender of this
              ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 5, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 5. The Company shall indemnify and reimburse the Holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

         (e)  Warrant Register.  The Company shall maintain, at its principal
              ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f)  Transfer or Exchange Without Registration. If, at the time of the
              -----------------------------------------
surrender of this Warrant in connection with any transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Exercise Shares issuable hereunder), shall not be registered under the

Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion), (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

     6.   Registration Rights.  The initial Holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Exercise Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     7.   Notices.  Any notices required or permitted to be given under the
          -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

               Voxware Inc.
               Lawrenceville Office Park
               P.O. Box 5363
               Princeton, New Jersey 08543
               Facsimile: (609) 514 4101
               Attn:  Nicholas Narlis

               with a copy simultaneously transmitted by like means to:

               Hale and Dorr LLP
               650 College Road East
               Princeton, NJ 08540
               Facsimile: (609) 750-7700
               Attn:  William J. Thomas

If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 7.

     8.   Additional Restriction on Exercise.  Notwithstanding anything to the
          ----------------------------------
contrary contained herein, this Warrant shall not be exercisable by the Holder or subject to a Mandatory Exercise by the Company to the extent (but only to the extent) that such exercise by the Holder or Mandatory Exercise would result in the Holder being the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, shall be determined in accordance with Section 13(d) of the Exchange Act and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 8 shall apply to each successive Holder.

     9.   Miscellaneous.
          -------------

          (a)  Amendments.  This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holders of a majority in interest of the Warrants.

          (b)  Descriptive Headings.  The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     10.  Governing Law; Jurisdiction.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                       VOXWARE, INC.


                                       By: /s/ Nicholas Narlis
                                          ----------------------------------
                                          Nicholas Narlis
                                          Senior Vice President and CFO

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)


To:  Voxware, Inc.
     Lawrenceville Office Park
     P.O. Box 5363
     Princeton, New Jersey 08543
     Facsimile: (609) 514 4101
     Attn:  Nicholas Narlis

     The undersigned hereby irrevocably exercises the right to purchase _________ shares of Common Stock of Voxware, Inc., a corporation organized under the laws of the State of Delaware, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of the shares obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests the delivery of the shares to the undersigned at its listed below:


Dated:_________________      _____________________________________
                                     Signature of Holder

                              _____________________________________
                                     Name of Holder (Print)
                                     Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________

                              FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth hereinbelow, to:

Name of Assignee             Address                     Number of Shares
----------------             -------                     ----------------





, and hereby irrevocably constitutes and appoints_______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.



Dated: _____________________, 2001

In the presence of

__________________

                              Name: ____________________________


                                    Signature: _______________________
                                    Title of Signing Officer or Agent (if any):

                                    Address:  _______________________________
                                              _______________________________
                                              _______________________________

                                    Note:  The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.